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                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)

                         Supplement dated April 7, 1997
                   to the Prospectus dated February 24, 1997


Clas G. Olsson has been added as Portfolio Manager for the Growth Fund and Aggressive Growth Fund. Mr. Olsson has been responsible for the Growth Fund and Aggressive Growth Fund since April 1, 1997. He has been associated with AIM and/or its affiliates since 1994 and has three years of experience as an investment professional. Prior to joining AIM, he was a broker assistant with Merrill Lynch.

Monika H. Degan has been added as Portfolio Manager for the Growth Fund. Ms. Degan has been responsible for the Growth Fund since April 1, 1997. She has been associated with AIM and/or its affiliates since 1995 and has six years of experience as an investment professional. Prior to joining AIM, Ms. Degan was Senior Financial Analyst for Shell Oil Co. Pension Trust.